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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              -------------------

Date of Report (Date of earliest event reported): September 20, 2000



                             U.S. Interactive, Inc.
               (Exact name of issuer as specified in its charter)



Delaware                               0-26923                  23-3316696
(State or other jurisdiction of      (Commission            (I.R.S. Employer
incorporation or organization)       File Number)         Identification Number)



                           2012 Renaissance Boulevard
                       King of Prussia, Pennsylvania 19406
              (Address of principal executive offices and zip code)


                                 (610) 313-9700
              (Registrant's telephone number, including area code)


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Item 5.  Other events.

         On September 20, 2000, U.S. Interactive, Inc. (the "Company") issued a press release announcing that its financial performance for the third quarter will be below expectations. The Company also announced that it will implement a renewed market strategy and a cost containment program in the third quarter, including reductions in discretionary spending and a reduction in its work force of approximately 15%. The Company further announced that Mohan Uttarwar, currently President of the Company's U.S. Interactive Corp. (Delaware) subsidiary, has also been appointed to the office of President of the Company.

         A copy of the press release is attached hereto as Exhibit 99 to this Report and is incorporated herein by reference.




Item 7.  Financial Statements and Exhibits.

The following is filed as an Exhibit to this Report:


Exhibit Number    Description
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     99           Press Release dated September 20, 2000.


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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in King of Prussia, Upper Merion Township, Commonwealth of Pennsylvania, on the 20th day of September, 2000.


                                            U.S. INTERACTIVE, INC.


                                            By: /s/ William C. Jennings
                                                -------------------------------
                                                William C. Jennings
                                                Chief Executive Officer


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                                  EXHIBIT INDEX
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                  Exhibit Number    Description
                  --------------    -----------

                  99                Press Release dated September 20, 2000.